                                                                 EXHIBIT a(2)(e)



                                 AMENDMENT NO. 4
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP


         This Amendment No. 4 to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (this "Amendment") amends, effective as of September 22, 2000, the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group dated as of November 5, 1998 (the "Restated Agreement").

         Under Section 9.7 of the Restated Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Restated Agreement is hereby amended as follows:

         1. Schedule A of the Restated Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Restated Agreement to "this Agreement" shall mean the Restated Agreement as amended by this Amendment and all prior amendments thereto.

         3. Except as specifically amended by this Amendment, the Restated Agreement (including all prior amendments) is hereby confirmed and remains in full force and effect.


          IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 22, 2000.


                                       /s/ ROBERT H. GRAHAM
                                       ----------------------------
                                       Name:  Robert H. Graham
                                       Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 4
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                                 AIM FUNDS GROUP


                                   "SCHEDULE A
                                 AIM FUNDS GROUP
                         PORTFOLIOS AND CLASSES THEREOF


AIM Balanced Fund                            AIM European Small Company Fund
-----------------                            -------------------------------

Class A Shares                               Class A Shares
Class B Shares                               Class B Shares
Class C Shares                               Class C Shares


AIM Explorer Fund                            AIM Global Utilities Fund
-----------------                            -------------------------

Class A Shares                               Class A Shares
Class B Shares                               Class B Shares
Class C Shares                               Class C Shares


AIM International Emerging Growth Fund       AIM New Technology Fund
--------------------------------------       -----------------------

Class A Shares                               Class A Shares
Class B Shares                               Class B Shares
Class C Shares                               Class C Shares


AIM Select Growth Fund                       AIM Small Cap Equity Fund
----------------------                       -------------------------

Class A Shares                               Class A Shares
Class B Shares                               Class B Shares
Class C Shares                               Class C Shares


AIM Value Fund                               AIM Value II Fund
--------------                               -----------------

Class A Shares                               Class A Shares
Class B Shares                               Class B Shares
Class C Shares                               Class C Shares"


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